Form 8-K/A
                 SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549


                 AMENDMENT TO APPLICATION OR REPORT
            Filed Pursuant to Section 12, 13 or 15(d) of
                THE SECURITIES EXCHANGE ACT OF 1934

               United Dominion Realty Trust, Inc.
       (Exact name of registrant as specified in its charter)

                           AMENDMENT NO. 3

     The undersigned registrant hereby amends its Current Report on Form 8-K dated May 26, 1994 by updating the depreciation and interest expense numbers appearing in the column "Pro Forma Adjustments" contained in the Pro Forma Statements of Operations for the twelve months ended December 31, 1993 and for the three months ended March 31, 1994, the column "Portfolio Acquisition" contained in the balance sheet as of March 31, 1994, the related Notes to Pro Forma Balance Sheet and Notes to Pro Forma Statements of Operations and the information contained in ITEM2, "Acquisition or Disposition of Assets". Subsequent to the filing of the original Form 8-K dated May 26, 1994, and to the filing of Form 8-K/A, Amendment No. 1, and 8-K/A, Amendment No. 2 the Trust received more definitive information regarding the source of funds that will be used to purchase the "Portfolio Acquisition" as well as an updated purchase price. This information changes the Pro Forma Balance Sheet, the Pro Forma Statements of Operations and the Notes to these pro forma financial statements and ITEM 2, "Acquisition or Disposition of Assets".


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Real Estate Properties Acquired
     (b)  Pro Forma Financial Information
     (c)  Exhibits
              (24) Consents of experts

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   UNITED DOMINION REALTY TRUST, INC.
                                              (Registrant)



                                   /s/ Jerry A. Davis
                                   Jerry A. Davis
                                   Vice President
                                   Corporate Controller


Date:  July 15, 1994

ITEM 2. Acquisition or Disposition of Assets


     On April 1, 1994, the registrant, United Dominion Realty Trust, Inc. (the "Trust"), signed 25 separate contracts to acquire a portfolio of 25 apartment communities, located primarily in the Southeast, in separate but related transactions from certain affiliates of Clover Financial Corporation, a New Jersey corporation for $163,147,000, including estimated closing costs ("the Portfolio Acquisition"). The proposed acquisition will be financed through several sources of cash which include (i) the net proceeds from a public offering of 8,000,000 shares of Common Stock, estimated to be $107,960,000,
(ii) the assumption of two mortgage loans encumbering two properties in the Portfolio Acquisition totaling $11,717,000, and (ii) senior unsecured debt comprised of a combination of bank line borrowings and term debt. The 25 apartment communities consist of 5,170 total units located on a total of 365 acres, built at various times between 1964 and 1987.

                       UNITED DOMINION REALTY TRUST, INC.
                            PRO FORMA BALANCE SHEET
                                 MARCH 31, 1994
                                  (UNAUDITED)
                  (IN THOUSANDS OF DOLLARS, EXCEPT SHARE DATA)

                                                                                                             ACQUISITIONS
                                                                                                              PREVIOUSLY
                                                                                                             REPORTED ON
                                                                                                               FORM 8-K
                                                                                                             DATED APRIL
                                                                                                               15, 1994
                                                                                                             AND FORM 8-K
                                                                                               PORTFOLIO        DATED
                                                                            HISTORICAL (A)    ACQUISITION    MAY 17, 1994
BALANCE SHEET
ASSETS
Real estate owned
  Apartments.............................................................      $532,227        $ 163,147(B)    $ 46,086(G)
  Shopping centers.......................................................        74,450
  Office and Industrial..................................................         4,593
                                                                                611,270          163,147         46,086
  Less accumulated depreciation..........................................        97,150
                                                                                514,120          163,147         46,086
Cash and cash equivalents................................................        10,489
Other assets.............................................................        10,993
                                                                               $535,602        $ 163,147       $ 46,086
LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable...................................................      $ 72,660        $  11,717(C)    $ 12,444(H)
Notes payable............................................................       188,101           37,001(D)      33,642(H)
Accounts payable, accrued expenses and other.............................         7,259
Tenants' deposits and rents paid in advance..............................         3,372
Distributions payable to shareholders....................................         8,130
                                                                                279,522           48,718         46,086
Shareholders' equity
  Common stock, $1 par value; 60,000,000 shares authorized 41,703,785 shares
    issued and outstanding (50,308,894 in pro forma).....................        41,704            8,479(E)
  Additional paid-in capital.............................................       302,981          105,950(F)
  Notes receivable from officer shareholders.............................        (4,096)
  Distributions in excess of net income..................................       (84,509)
  Total shareholders' equity.............................................       256,080          114,429             --
                                                                               $535,602        $ 163,147       $ 46,086
                                                                             PRO
                                                                            FORMA
BALANCE SHEET
ASSETS
Real estate owned
  Apartments.............................................................  $741,460
  Shopping centers.......................................................    74,450
  Office and Industrial..................................................     4,593
                                                                            820,503
  Less accumulated depreciation..........................................    97,150
                                                                            723,353
Cash and cash equivalents................................................    10,489
Other assets.............................................................    10,993
                                                                           $744,835
LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable...................................................  $ 96,821
Notes payable............................................................   258,744
Accounts payable, accrued expenses and other.............................     7,259
Tenants' deposits and rents paid in advance..............................     3,372
Distributions payable to shareholders....................................     8,130
                                                                            374,326
Shareholders' equity
  Common stock, $1 par value; 60,000,000 shares authorized 41,703,785 shares
    issued and outstanding (50,308,894 in pro forma).....................    50,183
  Additional paid-in capital.............................................   408,931
  Notes receivable from officer shareholders.............................    (4,096)
  Distributions in excess of net income..................................   (84,509)
  Total shareholders' equity.............................................   370,509
                                                                           $744,835

                       UNITED DOMINION REALTY TRUST, INC.
                        NOTES TO PRO FORMA BALANCE SHEET
                                 MARCH 31, 1994
                                  (UNAUDITED)




1. BASIS OF PRESENTATION


     The accompanying pro forma balance sheet assumes the completion, as of March 31, 1994, of (i) the sale of 8,000,000 shares of Common Stock at an assumed price of $14.25 per share (the "Offering"), (ii) the proposed acquisition of 25 apartment communities (the "Portfolio Acquisition"), (iii) the acquisition of five apartment communities purchased in 1994 (previously reported on Forms 8-K dated April 15, 1994 and May 17, 1994), and (iv) the borrowing of $94,804,000 necessary to fund a portion of the Portfolio Acquisition. In management's opinion, all significant adjustments necessary to reflect these transactions have been made. The pro forma balance sheet should be read in conjunction with the Trust's audited financial statements for the year ended December 31, 1993 and its unaudited financial statements for the first quarter ended March 31, 1994.

     The unaudited pro forma balance sheet is not necessarily indicative of what the Trust's financial position would have been if the Offering and related acquisitions had been consummated as of March 31, 1994, nor does it purport to be indicative of the Trust's financial position in future periods.


2. ADJUSTMENTS TO THE PRO FORMA BALANCE SHEET

     (A) Represents the Trust's historical balance sheet contained in the Trust's Quarterly Report on Form 10-Q for the quarter ended March 31, 1994.

     (B) Represents the initial purchase price of $162,100,000 for the 25 properties proposed to be acquired in the Portfolio Acquisition plus estimated closing costs of $1,047,000.

     (C) Represents the assumption of two mortgage loans encumbering two properties included in the Portfolio Acquisition as follows:

                                                                               LOAN       INTEREST
                              PROPERTY NAME                                   AMOUNT        RATE
Harris Pond Apartments...................................................   $5,211,000      8.75%
Royal Oaks Apartments....................................................    6,506,000      8.50

     (D) Represents assumed additional borrowings of $37,001,000 necessary to fund a portion of the Portfolio Acquisition.

     (E) Represents the issuance of 8,000,000 shares in the Offering and the issuance of an additional 479,400 shares to cover the over-allotments.

     (F) Represents the net proceeds from the Offering and over-allotment attributable to additional paid-in capital. In determining net proceeds from the Offering, underwriting discounts and other offering costs equal to 5.3% of gross proceeds, or $6,402,000, were incurred.

     (G) Represents the aggregate purchase price of $46,086,000 of three apartment communities purchased on April 8, 1994, April 14, 1994, and May 17, 1994 as previously reported on Forms 8-K dated April 15, 1994 and May 17, 1994.

     (H) Represents assumed additional borrowings of $33,642,000 on unsecured notes payable and the assumption of $12,444,000 of tax-exempt bonds necessary to fund the acquisitions of the properties in (G).

                       UNITED DOMINION REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1994
                                  (UNAUDITED)
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                                                                  ACQUISITIONS
                                                                                                   PREVIOUSLY
                                                                                                  REPORTED ON
                                                                                                 FORM 8-K DATED
                                                                                               APRIL 15, 1994 AND       PRO
                                                                                PORTFOLIO        FORM 8-K DATED        FORMA
                                                            HISTORICAL (A)   ACQUISITION (B)    MAY 17, 1994 (C)    ADJUSTMENTS
STATEMENT OF OPERATIONS
INCOME
Property operations:
  Rental income...........................................     $ 26,706          $ 7,149             $2,443
  Property expenses:
    Utilities.............................................        2,712              737                121
    Repairs & maintenance.................................        3,716            1,174                388
    Real estate taxes.....................................        1,802              511                184
    Property management...................................          921              357                106           $  (181)(E)
    Other operating expenses..............................        2,234            1,127                280              (139)(F)
    Depreciation of real estate owned.....................        5,706                                                 1,335(G)
                                                                 17,091            3,906              1,079             1,015
Income from property operations...........................        9,615            3,243              1,364            (1,015)
Interest income...........................................          114
                                                                  9,729            3,243              1,364            (1,015)
EXPENSES
  Interest................................................        4,655                                                 1,631(I)
  General and administrative..............................        1,474
  Other depreciation and amortization.....................          185
                                                                  6,314               --                 --             1,631
Income before gains (losses) on investments...............        3,415            3,243              1,364            (2,646)
Gains (losses) on sale of investments.....................
Net income................................................     $  3,415          $ 3,243             $1,364           $(2,646)
Net income per share......................................     $   0.08
Distributions declared per share..........................         .195
Weighted average number of shares outstanding.............       41,688            8,479

                                                               PRO
                                                              FORMA
STATEMENT OF OPERATIONS
INCOME
Property operations:
  Rental income...........................................   $36,298
  Property expenses:
    Utilities.............................................     3,570
    Repairs & maintenance.................................     5,278
    Real estate taxes.....................................     2,497
    Property management...................................     1,203
    Other operating expenses..............................     3,502
    Depreciation of real estate owned.....................     7,041
                                                              23,091
Income from property operations...........................    13,207
Interest income...........................................       114
                                                              13,321
EXPENSES
  Interest................................................     6,286
  General and administrative..............................     1,474
  Other depreciation and amortization.....................       185
                                                               7,945
Income before gains (losses) on investments...............     5,376
Gains (losses) on sale of investments.....................
Net income................................................   $ 5,376
Net income per share......................................   $   .11
Distributions declared per share..........................      .195
Weighted average number of shares outstanding.............    50,167

                       UNITED DOMINION REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                                  (UNAUDITED)
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                                            ACQUISITIONS
                                                                             PREVIOUSLY
                                                                            REPORTED ON
                                                                           FORM 8-K DATED         ACQUISITIONS
                                                                         APRIL 15, 1994 AND        PREVIOUSLY
                                                                              FORM 8-K             REPORTED ON            PRO
                                                          PORTFOLIO            DATED             FORM 8-K DATED          FORMA
                                      HISTORICAL (A)   ACQUISITION (B)    MAY 17, 1994 (C)    DECEMBER 31, 1993 (D)   ADJUSTMENTS
STATEMENT OF OPERATIONS
INCOME
Property operations:
  Rental income.....................     $ 89,084          $28,345            $ 10,489               $ 9,424
  Property expenses:
    Utilities.......................        7,838            2,461                 554                   846
    Repairs & maintenance...........       13,950            4,439               1,542                 1,407
    Real estate taxes...............        5,777            1,975                 865                   780
    Property management.............        2,782            1,413                 447                   422           $    (863)(E)
    Other operating expenses........        7,512            4,489               1,296                 1,552                (554)(F)
    Depreciation of real estate
      owned.........................       19,764                                                                          7,545(G)
                                           57,623           14,777               4,704                 5,007               6,128
Income from property operations.....       31,461           13,568               5,785                 4,417              (6,128)
Interest income.....................          708                                                                           (438)(H)
                                           32,169           13,568               5,785                 4,417              (6,566)
EXPENSES
  Interest..........................       16,938                                                                          8,382(I)
  General and administrative........        3,349
  Other depreciation and
    amortization....................          596
                                           20,883               --                  --                    --               8,382
Income before gains (losses) on
  investments.......................       11,286           13,568               5,785                 4,417             (14,948)
Gains (losses) on sale of
  investments.......................          (89)
Net income..........................     $ 11,197          $13,568            $  5,785               $ 4,417           $ (14,948)
Net income per share................     $   0.29
Distributions declared per share....         0.70
Weighted average number of shares
  outstanding.......................       38,202            8,479

                                         PRO
                                        FORMA
STATEMENT OF OPERATIONS
INCOME
Property operations:
  Rental income.....................  $137,342
  Property expenses:
    Utilities.......................    11,699
    Repairs & maintenance...........    21,338
    Real estate taxes...............     9,397
    Property management.............     4,201
    Other operating expenses........    14,295
    Depreciation of real estate
      owned.........................    27,309
                                        88,239
Income from property operations.....    49,103
Interest income.....................       270
                                        49,373
EXPENSES
  Interest..........................    25,320
  General and administrative........     3,349
  Other depreciation and
    amortization....................       596
                                        29,265
Income before gains (losses) on
  investments.......................    20,108
Gains (losses) on sale of
  investments.......................       (89)
Net income..........................  $ 20,019
Net income per share................  $    .43
Distributions declared per share....      0.70
Weighted average number of shares
  outstanding.......................    46,681

                       UNITED DOMINION REALTY TRUST, INC.
                  NOTES TO PRO FORMA STATEMENTS OF OPERATIONS
                 FOR THE THREE MONTHS ENDED MARCH 31, 1994 AND
                        THE YEAR ENDED DECEMBER 31, 1993
                                  (UNAUDITED)


1. BASIS OF PRESENTATION

     The accompanying pro forma statements of operations assume the completion of (i) the sale of 8,000,000 shares of Common Stock at an assumed price of $14.25 per share (the "Offering"), (ii) the proposed acquisition of 25 apartment communities (the "Portfolio Acquisition"), (iii) the acquisition of five apartment communities purchased in 1994 previously reported on Forms 8-K dated April 15, 1994 and May 17, 1994, and (iv) the acquisition of eleven apartment communities previously reported on Form 8-K dated December 31, 1993, at the beginning of each period presented. In addition, such pro forma statements of operations also assume that $24,791,000 of 7 year senior unsecured notes are outstanding for approximately 8 months for the year ended December 31, 1993 and 2 months for the first quarter of 1994. In management's opinion, all significant adjustments necessary to reflect these transactions have been made. The pro forma statements of operations should be read in conjunction with the Trust's audited financial statements for the year ended December 31, 1993 and its unaudited financial statements for the three months ended March 31, 1994.

     The unaudited pro forma statements of operations are not necessarily indicative of what the Trust's results would have been for the three months ended March 31, 1994 and the year ended December 31, 1993 if the Offering and related acquisitions had been consummated at the beginning of each period presented, nor do they purport to be indicative of the results of operations or financial position in future periods.


2. ADJUSTMENTS TO THE PRO FORMA STATEMENTS OF OPERATIONS

     (A) Represents the Trust's historical statements of operations contained in its Quarterly Report on Form 10-Q for the three months ended March 31, 1994 and its Annual Report on Form 10-K for the year ended December 31, 1993.

     (B) Represents actual rental income and related operating expenses of the proposed Portfolio Acquisition, as reported on Form 8-K dated May 26, 1994.

     (C) Represents rental income and related operating expenses of five apartment acquisitions, as previously reported on Forms 8-K dated April 15, 1994 and May 17, 1994.

     (D) Reflects the net adjustments required to allow for a full year of rental income and operating expenses for the year ended December 31, 1993, for the Trust's acquisitions reported on Form 8-K during 1993.

     (E) Reflects the net decrease in property management fees for the Portfolio Acquisition and the Trust's 1993 and 1994 acquisitions. The Trust internally manages its apartment properties at a cost of approximately 3% of rental income.

     (F) Reflects the net decrease in insurance expense to reflect that the Trust insures its apartments for approximately $107 per unit less than the historical insurance expense of the Portfolio Acquisition.

     (G) Represents the net adjustments to depreciation expense as outlined in the table below. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets. Buildings have been depreciated over 35 years and other improvements over 15 years based upon an assumed allocation of the estimated initial cost of the Portfolio Acquisition.

                                             3 MONTHS ENDED      12 MONTHS ENDED
                                             MARCH 31, 1994     DECEMBER 31, 1993
Increase related to the Portfolio
  Acquisition                                  $1,023,000          $ 4,092,000
Increase related to the acquisitions
  previously reported on Form 8-K dated
  April 15, 1994 and Form 8-K dated May
  17, 1994                                        312,000            1,943,000
Increase related to the acquisitions
  previously reported on Form 8-K dated
  December 31, 1993                                    --            1,510,000
  Total                                        $1,335,000          $ 7,545,000

     (H) Reflects the reduction of interest income associated with the use of short-term investments to acquire the properties at assumed interest rates in effect at the time of each respective acquisition for the year ended December 31, 1993, for the Trust's 1993 acquisitions reported on Form 8-K during 1993.

     (I) Reflects the additional interest expense associated with the increase in bank lines of credit and the assumption of tax-exempt bonds on one of the 1994 property acquisitions and of two mortgage notes assumed to have been incurred by the Trust to purchase (i) the Portfolio Acquisition at interest rates and maturities which are currently available to the Trust, (ii) the 1994 apartment acquisitions through May 17, 1994 at interest rates under the Trust's bank lines of credit on the date of purchase, and (iii) the 1993 apartment acquisitions made by the Trust at interest rates and maturities that were available at the time of each acquisition as follows:

                                             3 MONTHS ENDED      12 MONTHS ENDED
                                             MARCH 31, 1994     DECEMBER 31, 1993
Increase related to the Portfolio
  Acquisition                                  $  914,00          $ 3,655,000
Increase related to the acquisitions
  previously reported on Form 8-K
  dated April 15, 1994 and Form 8-K dated
  May 17, 1994                                    717,000            3,184,000
Increase related to the acquisitions
  previously reported on Form 8-K
  dated December 31, 1993                              --            1,543,000
  Total                                        $1,631,000          $ 8,382,000